UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2015 (April 16, 2015)

NEVADA PROPERTY 1 LLC

(Exact Name of registrant as specified in its charter)

Delaware	000-53938	27-1695189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3708 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 698-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 16, 2015, the Board of Directors (the “Board”) of Nevada Property 1 LLC (the “Company”) elected Andrea L. Drasites as a member of the Board, effective immediately, subject to the required regulatory approvals by the Nevada Gaming Commission. Ms. Drasites currently serves as a Managing Director in the Real Estate Management Division of Blackstone Administrative SVCS Partnership LLC, a subsidiary of The Blackstone Group L.P. Ms. Drasites will become a member of the Company’s Audit Committee. The Board did not elect Ms. Drasites pursuant to any arrangement or understanding between Ms. Drasites and the Company or any other person. There are no transactions that are required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA PROPERTY 1 LLC

By:	/s/ Michelle F. Adams
Name:	Michelle F. Adams
Title:	Chief Financial Officer

Date: May 1, 2015